Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1.     No. 33-22463 on Form S-8 dated June 13, 1988, related to the 1988 NONSTATUTORY STOCK OPTION PLAN

2.     No. 33-65404 on Form S-8 dated July 1, 1993, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

3.     No. 33-52881 on Form S-8 dated March 30, 1994, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

4.     No. 33-52903 on Form S-4 dated June 30, 1994, related to the 401K SAVINGS PLAN

5.     No. 33-54389 on Form S-4 dated June 30, 1994, related to 500,000 SHARES OF COMMON STOCK

6.     No. 33-58679 on Form S-8 dated April 18, 1995, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

7.     No. 33-58685 on Form S-8 dated April 18, 1995, related to the 1994 DIRECTOR STOCK OPTION PLAN

8.     No. 333-02817 on Form S-8 dated April 25, 1996, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

9.     No. 333-15271 on Form S-8 dated November 1, 1996, related to the 1996 DIRECTOR STOCK PLAN

10.   No. 333-26089 on Form S-8 dated April 29, 1997, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

11.   No. 333-35617 on Form S-8 dated September 15, 1997, related to the 1988 NONSTATUTORY STOCK OPTION PLAN

12.   No. 333-51567 on Form S-8 dated May 1, 1998, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

13.   No. 333-77799 on Form S-8 dated May 5, 1999, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

14.   No. 333-54172 on Form S-8 dated January 23, 2001, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

15.   No. 333-62402 on Form S-8 dated June 6, 2001, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

16.   No. 333-62438 on Form S-8 dated June 6, 2001, related to the STEWART & STEVENSON ELECTIVE DEFERRAL PLAN

17.   No. 333-86144 on Form S-8 dated April 12, 2002, related to the 1996 DIRECTOR STOCK PLAN

18.   No. 333-86122 on Form S-8 dated April 12, 2002, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

19.   No. 333-104579 on Form S-8 dated April 16, 2003, related to the 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

20.   No. 333-118742 on Form S-8 dated September 1, 2004 related to the AMENDED AND RESTATED
1996 DIRECTOR STOCK PLAN, AS AMENDED

of our reports dated April 11, 2006, with respect to the consolidated financial statements of Stewart & Stevenson Services, Inc., Stewart & Stevenson Services, Inc. management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Stewart & Stevenson Services, Inc., included in the Annual Report (Form 10-K) for the year ended January 31, 2006.

/s/ Ernst & Young LLP

Houston, Texas
April 11, 2006